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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): JANUARY 3, 2007
                                                 -----------------

                             EMRISE CORPORATION
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             (Exact name of registrant as specified in its charter)

         DELAWARE                     1-10346                    77-0226211
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

            9485 HAVEN AVENUE, SUITE 100, RANCHO CUCAMONGA, CA 91730
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              (Address of Principal Executive Officers) (Zip Code)

Registrant's telephone number, including area code:  (909) 987-9220
                                                    ----------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.  OTHER EVENTS

         Emrise Corporation is preparing to hold its 2006 annual meeting of stockholders at 10:00 a.m. on February 14, 2006 at Emrise's headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730. All holders of record of Emrise's common stock outstanding as of the close of business on January 10, 2007 will be entitled to vote at the annual meeting. Because Emrise's 2006 annual meeting is more than 30 days from the anniversary date of Emrise's 2005 annual meeting date due to the recent re-audits and restated financial statements, Emrise desires to inform its stockholders of the deadlines for stockholder proposals to be discussed and voted upon at the 2006 annual meeting.

         Proposals by stockholders that are intended for inclusion in Emrise's proxy statement and proxy and to be presented at Emrise's 2006 annual meeting must be delivered to Emrise's chief financial officer at Emrise's headquarters by January 10, 2007 in order to be considered for inclusion in Emrise's proxy materials. Those proposals may be included in Emrise's proxy materials if they comply with the rules and regulations of the Securities and Exchange Commission governing stockholder proposals.

         For all other proposals by stockholders to be timely, a stockholder's notice must be delivered to, or mailed and received at, Emrise's headquarters not later than January 10, 2007. If a stockholder fails to notify Emrise of any such proposal on or prior to that date, then the chairperson of the meeting may prohibit the proposal from being presented at the meeting.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2007

                                  EMRISE CORPORATION

                                  By: /s/ CARMINE T. OLIVA
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                                      Carmine T. Oliva, Chief Executive Officer